Exhibit (a)(1)(iv)



               THIS IS NOT A LETTER OF ACCEPTANCE AND TRANSMITTAL


                         NOTICE OF GUARANTEED DELIVERY

                    for Class A Restricted Voting Shares and

     Class B Non-Voting Shares (and/or associated Rights, as applicable) of

                       MICROCELL TELECOMMUNICATIONS INC.

                   Pursuant to the Offers dated May 17, 2004

                                       of

                               TELUS CORPORATION


 ------------------------------------------------------------------------------
|  THE OFFERS WILL BE OPEN FOR ACCEPTANCE UNTIL 9 P.M. (TORONTO TIME) ON       |
|   JUNE 22, 2004 (THE "EXPIRY TIME"), UNLESS  EXTENDED OR WITHDRAWN.          |
 ------------------------------------------------------------------------------

This Notice of Guaranteed Delivery must be used to accept the offers dated May 17, 2004 (the "Offers") made by TELUS Corporation (the "Offeror") for Class A Restricted Voting Shares and Class B Non-Voting Shares (the "Shares") of Microcell Telecommunications Inc. (the "Company"), and associated Rights (if applicable), if (i) certificates for the Shares and/or Rights to be deposited are not immediately available; (ii) the holder of Shares and/or Rights cannot complete the procedure for book-entry transfer of Shares and/or Rights on a timely basis; or (iii) the holder of Shares and/or Rights cannot deliver all other required documents to the Depositary no later than the Expiry Time. This Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Depositary at the address or facsimile number set out below.

The terms and conditions of the Offers are incorporated by reference in this Notice of Guaranteed Delivery. Capitalized terms used but not defined in this Notice of Guaranteed Delivery which are defined in the Offers to Purchase and accompanying Circular dated May 17, 2004 (the "Offers to Purchase and Circular") have the meanings ascribed to them in the Offers to Purchase and Circular.

TO:      the Depositary, Computershare Trust Company of Canada

By Mail:                By Registered Mail, by        By Facsimile Transmission:
                        Hand or by Courier:
P.O. Box 7021                                         (416) 981-9663
31 Adelaide St.         E. 100 University Avenue      Attention: Corporate
Toronto, ON M5C 3H2     9th Floor                                Actions
Attention: Corporate    Toronto, ON  M5J 2Y1
           Actions      Attention: Corporate
                                   Actions

If a holder of Shares or Rights wishes to deposit such Shares or Rights pursuant to the Offers and certificates for such Shares or Rights are not immediately available, the holder cannot complete the procedure for book-entry transfer on a timely basis, or the holder cannot deliver all other required documents to the Depositary no later than the Expiry Time, those Shares or Rights may nevertheless be deposited under the Offers provided that all of the following conditions are met:

     (a)  the deposit is made by or through an Eligible Institution;

     (b) this Notice of Guaranteed Delivery or a facsimile hereof, properly completed and duly executed, including a guarantee by an Eligible Institution in the form specified below, is received by the Depositary, at the address specified below, no later than the Expiry Time;

     (c) the certificate(s) representing the deposited Shares and, if the Separation Time has occurred prior to the Expiry Time and Rights Certificates have been distributed to holders of Shares prior to the Expiry Time, the certificate(s) representing the deposited Rights, each in proper form for transfer or a Book-Entry Confirmation with respect to all deposited Shares and Rights, together with a Letter of Acceptance and Transmittal (or a facsimile thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer of Shares or Rights, an Agent's Message), covering the deposited Shares and Rights and all other documents required by the Letter of Acceptance and Transmittal, are received by the Depositary at its office in

          Toronto at the address specified below no later than 5 p.m., Toronto time, on the third trading day on the TSX after the Expiry Time; and

     (d) in the case of Rights where the Separation Time has occurred prior to the Expiry Time but Rights Certificates have not been distributed to holders of Shares prior to the Expiry Time, the certificate(s) representing the deposited Rights, in proper form for transfer or a Book-Entry Confirmation with respect to the deposited Rights, together with a Letter of Acceptance and Transmittal (or a facsimile thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer of Rights, an Agent's Message), covering the deposited Rights, and all other documents required by the Letter of Acceptance and Transmittal, are received by the Depositary at its office in Toronto at the address specified below no later than 5 p.m., Toronto time, on the third business day after the Rights Certificates are distributed to holders of Shares.

An "Eligible Institution" means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP), or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP).

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA A FACSIMILE NUMBER OTHER THAN SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF ACCEPTANCE AND TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE MUST appear in the applicable space in the Letter of Acceptance and Transmittal.

DO NOT SEND CERTIFICATES FOR SHARES OR RIGHTS WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES FOR SHARES OR RIGHTS MUST BE SENT WITH YOUR LETTER OF ACCEPTANCE AND TRANSMITTAL.


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



TO:       TELUS CORPORATION

AND TO:   COMPUTERSHARE TRUST COMPANY OF CANADA

The undersigned hereby deposits to the Offeror, upon the terms and subject to the conditions set forth in the Offers to Purchase and Letter of Acceptance and Transmittal, receipt of which is hereby acknowledged, the Shares and/or Rights listed below, pursuant to the guaranteed delivery procedures set forth in
Section 3 of the Offers to Purchase, "Manner of Acceptance - Procedure for Guaranteed Delivery".


SHARES

-------------------------------- -------------------------------- -------------------- -------------- --------------
   Certificate Number(s)           Name(s) in which Registered       Class of Shares     Number of      Number of
                                                                   (please check one)     Shares         Shares
                                                                                        Represented    Deposited
-------------------------------- -------------------------------- ---------- ---------      by
                                                                   Class A   Class B    Certificate
-------------------------------- -------------------------------- ---------- --------- -------------- --------------
                                                                      [ ]      [ ]

-------------------------------- -------------------------------- ---------- --------- -------------- --------------
                                                                      [ ]      [ ]

-------------------------------- -------------------------------- ---------- --------- -------------- --------------
                                                                      [ ]      [ ]

-------------------------------- -------------------------------- ---------- --------- -------------- --------------
                                                                      [ ]      [ ]

-------------------------------- -------------------------------- ---------- --------- -------------- --------------

                                                          TOTAL:
                                                                  ---------- --------- -------------- --------------
(If space is insufficient, please attach a list to this Notice of Guaranteed Delivery in the above form.)



RIGHTS*

-------------------------------- ---------------------------------------------------- -------------- --------------
    Certificate Number(s)                    Name(s) in which Registered                Number of      Number of
                                                                                         Rights         Rights
                                                                                       Represented    Deposited
                                                                                           by
                                                                                       Certificate
-------------------------------- ---------------------------------------------------- -------------- --------------

-------------------------------- ---------------------------------------------------- -------------- --------------

-------------------------------- ---------------------------------------------------- -------------- --------------

-------------------------------- ---------------------------------------------------- -------------- --------------

-------------------------------- ---------------------------------------------------- -------------- --------------

-------------------------------- ---------------------------------------------------- -------------- --------------

                                                                              TOTAL:
                                                                                      -------------- --------------
(If space is insufficient please attach a list to this Notice of Guaranteed Delivery in the above form.)



*Until the Separation Time, if any, certificates representing Shares also represent an equivalent number of Rights, and no entry for Rights is required in this Box. If the Separation Time occurs and Rights Certificates have been distributed to holders of Shares, specify certificates representing Rights in this Box.



_________________________________________________      __________________________________________________
Signature(s) of Holder(s) of Shares and/or Rights      Address(es)


_________________________________________________      __________________________________________________
Name (please print)

_________________________________________________      __________________________________________________
Date                                                     Zip Code/Postal Code

                                                       __________________________________________________
                                                         Telephone Number (business hours)




[ ]    Check if Shares and/or Rights will be deposited by book-entry transfer.



_________________________________________________
Name of Depositing Institution


_________________________________________________
Account Number


_________________________________________________
Transaction Code Number

                                   GUARANTEE
                    (Not to be used for signature guarantee)

The undersigned, an Eligible Institution, guarantees:

1. delivery to the Depositary, at its address set forth herein, of the certificate(s) representing the Shares deposited hereby and, if the Separation Time has occurred prior to the Expiry Time and Rights Certificates have been distributed to the holders of Shares prior to the Expiry Time, the certificate(s) representing the Rights deposited hereby, each in proper form for transfer or a Book-Entry Confirmation with respect to all Shares and Rights deposited hereby, together with a Letter of Acceptance and Transmittal (or a facsimile thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer of Shares and Rights, an Agent's Message), covering the deposited Shares and Rights and all other documents required by the Letter of Acceptance and Transmittal no later than 5 p.m., Toronto time, on the third trading day on the TSX after the Expiry Time; and

2. in the case of Rights where the Separation Time has occurred prior to the Expiry Time but Rights Certificates have not been distributed to holders of Shares prior to the Expiry Time, delivery to the Depositary, at its address set forth herein, of the certificate(s) representing the deposited Rights, in proper form for transfer or a Book-Entry Confirmation with respect to the Rights, together with a Letter of Acceptance and Transmittal (or a facsimile thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer of Rights, an Agent's Message), covering the deposited Rights and all other documents required by the Letter of Acceptance and Transmittal no later than 5 p.m., Toronto time, on the third business day after the Rights Certificates are distributed to holders of Shares.

Failure to comply with the foregoing could result in a financial loss to such Eligible Institution.



____________________________________      _____________________________________
Name of Firm                               Authorized Signature

____________________________________      _____________________________________
Address of Firm                            Name (please print)

____________________________________      _____________________________________
                                           Title

____________________________________      _____________________________________
Zip Code/Postal Code                       Date

____________________________________
Telephone Number





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